Exhibit 10.4.2
SHAREWORKS
Template Type Group: Grant Agreement
Template Type: Grant Agreement Template
Template Name: PNM Officer RSA Grant Agreement
Language (s): English
Label: Agreement
HTML:
Acknowledgment Form

###GRANT_DATE###

###PARTICIPANT NAME###

Dear ###PARTICIPANT_ NAME###:

Pursuant to the PNM Resources, Inc. 20__ Long-Term Incentive Plan (the ‘LTIP’), you have been granted a Restricted Stock Rights Award for ____ shares of stock of PNM Resources, Inc. as outlined below.

Employee ID:	_______________
Granted To:	_______________
Grant ID:	_______________
Grant Date:	_______________
Granted:	_______________
Grant Price:	$0.0000

Vesting Schedule:	One-third per year for 3 years ### on 3/_/__ ### on 3/_/__ ### on 3/_/__

By my acceptance below, I hereby (1) acknowledge receipt of this Grant on the date shown above, which has been issued to me under the LTIP and the attached PNM Resources, Inc. 2014 Performance Equity Plan (the ‘Plan’), (2) acknowledge my prior receipt of the Plan and the LTIP, and (3) agree to conform to all of the terms and conditions of the Grant set forth in the Plan and the LTIP. For an additional copy of the LTIP, please contact Gail Vavruska-Marcum at 505-341-4631.

[I ACCEPT/ACCEPTANCE BUTTON]